                                                                   Exhibit 3.123


Microfilm Number             Filed with the Department of State on Feb 03 1999

Entity No.  161885
                             ---------------------------------------------------
                                    ACTING Secretary of the Commonwealth

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 90)


     In compliance with the requirements of 15 Pa.C.S. section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is:     Cowles Enthusiast Media Inc.
                                   ---------------------------------------------

     ---------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
     (a)
        ------------------------------------------------------------------------
        Number and Street       City         State         Zip       County

     (b)c/o: CT Corporation System                                 Philadelphia
             -------------------------------------------------------------------
             Name of Commercial Registered Office Provider           County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.   The statute by or under which it was incorporated is:  Business
                                                          ----------------------
     Corporation Law of the Commonwealth of Pennsylvania approved May 5, 1933,
     ---------------------------------------------------------------------------
     P.L. 364
     ---------------------------

4.   The name of the corporation is:  (February 1, 1960)
                                   ---------------------------------------------
5.   (Check , and if appropriate complete, one of the following):

      X The amendment shall be effective upon filing these Articles of --- Amendment in the Department of State.

         The amendment shall be effective on                  at
     ---                                  ------------------  ------------------
                                              Date                Hour
6.   (Check one of the following):

         The amendment was adopted by the shareholders (or members) pursuant to --- 15 Pa.C.S. section 1914(a) and (b).

         The amendment was adopted by the board of directors pursuant to 15 --- Pa.C.S. section 1914(c).


7.   (Check , and if appropriate complete, one of the following):

         The amendment adopted by the corporation, set forth in full, is as --- follows:

      X The amendment adopted by the corporation as set forth in full in --- Exhibit A attached hereto and made a part hereof.

8. X The restated Articles of Incorporation supersede the original --- Articles and all amendments thereto.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 3rd day of February, 1999.
     ----         --------    ---



                                 ---------------------------------------------
                                             (Name of Corporation)


                                 BY: /s/ Beverly C. Chell
                                    ------------------------------------------
                                                 (Signature)


                                 TITLE:   Beverly C. Chell, Secretary
-                                      ---------------------------------------


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                                                                     EXHIBIT A
                                                                     ---------

                           CERTIFICATE OF AMENDMENT
                                     OF THE
                           ARTICLES OF INCORPORATION

     COWLES ENTHUSIAST MEDIA INC., a corporation organized and existing under and by virtue of the Business Corporation Law of the Commonwealth of Pennsylvania (the "Corporation").

     DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation duly adopted resolutions setting forth and declaring advisable a proposed amendment to the Articles of Incorporation of said Corporation:

           RESOLVED, that the articles of Incorporation of this Corporation be amended by changing Article I so that, as amended, said Article shall be and read as follows: "The name of the Corporation is PRIMEDIA Enthusiast Publications, Inc.".

     SECOND: That by written consent, filed with the minutes of the Corporation, the sole stockholder approved said amendment in accordance with the provisions of Section 801 of the Business Corporation Law of the Commonwealth of Pennsylvania.

     THIRD: That the aforesaid amendment to the Corporation's Articles of Incorporation was duly adopted in accordance with the applicable provisions of
Section 801 of the Business Corporation Law of the the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, said Cowles Enthusiast Media Inc. has caused these Articles of Incorporation to be executed by Beverly C. Chell, its authorized officer, on this 3rd day of February, 1999.


                                 By:    /s/ Beverly C. Chell
                                        ----------------------------------------
                                        Name:  Beverly C. Chell
                                        Title: Secretary

Microfilm Number
Files with the Department State on
Entity No 161885
Secretary of the Commonwealth

ARTICLES OF AMENDMENT DOMESTIC BUSINESS CORPORATION
DSCB:15-1915 (REV 90)

In compliance with the requirements of 15 Pa.C.S. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:
1.  The name of the corporation is: Cowles Enthusiast Media Inc.
2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
(a)
Number and Street
City
State
Zip
County
(b) c/o: CT Corporation System
Philadelphia
Name of Commercial Registered Officer Provider
County
For a corporation represented by a commercial registered office provider, the county in
(b) shall be deemed the county in which the corporation is located for venue and official publication purposes.
3.  The statute by or under which it was incorporated: Business Corporation
Law of the Commonwealth of Pennsylvania approved May 5, 1933, P.L. 364
4.  The date of incorporation is: (February 1, 1960)
5. (Check, and if appropriate complete, one of the following):
X The amendment shall be effective upon filing these Articles of Amendment in the Department of State
The amendment shall be effective on
Date
at
Hour
6. (Check one of the following):
The amendment was adopted by the board of shareholders (or members) pursuant to 15 Pa.C.S. 1914(a) and (b).
X The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. 1914(c)
7. (Check, and if appropriate complete, one of the following):
The amendment adopted by the corporation, set forth in full, is a follows:
X The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.
X The restated Articles of Incorporation supersede the original Articles and all amendments thereto.
In testimony whereof, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 3rd day of February, 1999.
(Name of Corporation)
By:
Signature
Title: Beverly C. Chell, Secretary

Exhibit A
Certificate of Amendment
Of the
Articles of Incorporation

Cowles Enthusiast Media Inc., a corporation organized and existing under and by virtue of the Business Corporation Law of the Commonwealth of Pennsylvania (the "Corporation").
Does hereby certify:
First: That the Board of Directors of the Corporation duly adopted resolutions setting forth and declaring advisable a proposed amendment to the Articles of Incorporation of said Corporation:
Resolved, that the Articles of Incorporation of this Corporation be amended by changing Article I so that, as amended, said Article shall be and read as follows: "The name of the Corporation is PRIMEDIA Enthusiast Publications, Inc.".
Second: That by written consent, filed with the minutes of the Corporation, the sole stockhlder approved said amendment in accordance with the provisions of Section 801 of the Business Corporation Law of the Commonwealth of Pennsylvania.
Third: That the aforesaid amendment to the Corporation's articles of Incorporation was duly adopted in accordance with the applicable provision of
Section 801 of the Business Corporation Law of the Commonwealth of
Pennsylvania.
In Witness Whereof, said Cowles Enthusiast Media Inc., has caused these Articles of Incorporation to be executed by Beverly C. Chell, its authorized officer, on this 3rd day of February, 1999.
By:
Name Beverly C. Chell
Title Secretary